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                                                                       EXHIBIT 1



                           JOINT ACQUISITION STATEMENT
                          PURSUANT TO RULE 13d-1(k)(1)


                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or its contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is accurate.

Dated: February 6, 2001


                                  REMY CAPITAL PARTNERS, III, L.P.

                                  By:    Remy Investors and Consultants, Inc.,
                                         its General Partner


                                                   /s/ Mark S. Siegel
                                         --------------------------------------
                                                    Mark S. Siegel
                                                    President


                                  REMY INVESTORS AND CONSULTANTS, INC.


                                                   /s/ Mark S. Siegel
                                         --------------------------------------
                                                    Mark S. Siegel
                                                    President


                                                   /s/ Mark S. Siegel
                                         --------------------------------------
                                                    Mark S. Siegel



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